SUBSEQUENT EVENTS (Narrative) (Details) - Subsequent Event [Member] - Zilla Security, Inc. ("Zilla") [Member] $ in Millions	Feb. 12, 2025 USD ($)
Subsequent Event [Line Items]
Date of acquisition	Feb. 12, 2025
Name of acquired entity	acquisition of Zilla Security, Inc. (“Zilla”)
Description of acquired entity	a leader in modern Identity Governance and Administration (IGA) solutions. Zilla’s innovative, AI-powered IGA capabilities
Cash consideration	$ 165
Business combination, basis of consideration arrangements	The purchase consideration transferred amounted to approximately $165 million in cash, and up to $6 million earn-out tied to the achievement of certain contingent milestones. An additional $4 million earn-out is tied to retention of key employees.
Earn-out tied to the achievement of certain contingent milestones	$ 6
Earn-out tied to the retention of key employees	$ 4